UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2010

Excelsior LaSalle Property Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 High Ridge Road Stamford, CT	06905
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 352-4400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 7, 2010, the Excelsior LaSalle Property Fund, Inc. (the “Fund”) and Bank of America Capital Advisors LLC (the “Manager”) entered into a renewal of the Expense Limitation and Reimbursement Agreement (the “Agreement”), which was set to expire on December 31, 2009. The Agreement, which was effective as of December 31, 2009, is for an additional one year term ending on December 31, 2010, unless earlier terminated by the Manager or the Fund upon thirty days written notice to the other party. The terms of the Agreement are otherwise unchanged. The Agreement may be renewed after December 31, 2010 by mutual agreement of the Manager and the Fund for successive one year terms. Subject to certain exceptions, the Agreement terminates automatically upon the termination of the Management Agreement.

The foregoing description is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

As a follow up to our previous communications to shareholders, the Fund is undertaking a strategic assessment in light of the current market environment. As part of that assessment, the Fund is considering various strategic options, which include cash conservation measures and an assessment of the management fee. In order to allow for the continued consideration of these matters, the Manager has agreed to waive until June 30, 2010 the deadline by which the independent directors must give notice to prevent the automatic renewal of the Management Agreement under its current terms for an additional 5 year period. Notwithstanding the extension of the notice period, the current Management Agreement continues in effect in all material respects at this time.

The information in this Item 7.01, including the information included in Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01, including the information included in Exhibit 99.1 hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The information appearing under the caption “Exhibit Index” immediately following the signature page of this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Excelsior LaSalle Property Fund, Inc.

By: /s/ James D. Bowden
James D. Bowden
Chief Executive Officer

Date: January 8, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Expense Limitation and Reimbursement Agreement by and between Excelsior LaSalle Property Fund, Inc. and Bank of America Capital Advisors LLC, dated as of January 7, 2010.